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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2004

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment to the Current Report on Form 8-K filed by Comarco, Inc. on September 27, 2004, is to clarify that on September 21, 2004 the Audit Committee of the Board of Directors of Comarco, Inc. approved the dismissal of Comarco Inc.’s independent accountants, KPMG LLP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 21, 2004, the Audit Committee of the Board of Directors of Comarco, Inc. (“Comarco” or “the Company”), approved the dismissal of Comarco’s independent accountants, KPMG LLP (“KPMG”), and appointed BDO Seidman, LLP (“BDO”) as Comarco’s independent accountants effective immediately.

KPMG’s reports on Comarco’s consolidated financial statements as of and for the years ended January 31, 2004 and January 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that: (1) KPMG’s report on the Company’s fiscal 2004 consolidated financial statements contained explanatory paragraphs indicating the Company’s fiscal 2003 and fiscal 2002 consolidated financial statements were restated and that the Company changed its method of accounting for goodwill and other intangible assets effective February 1, 2002, and (2) KPMG’s report on the Company’s fiscal 2003 consolidated financial statements contained an explanatory paragraph indicating that the Company changed its method of accounting for goodwill and other intangible assets effective February 1, 2002.

During Comarco’s two most recent fiscal years ended January 31, 2004 and January 31, 2003, and the subsequent interim period prior to KPMG’s dismissal, there were no disagreements between Comarco and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the matter of the disagreement in connection with its reports.

During the fiscal years ended January 31, 2004 and January 31, 2003 and the subsequent interim period through the date of KPMG’s dismissal, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred, except as follows:

As disclosed in the Company’s annual report on Form 10-K for the year ended January 31, 2004, KPMG identified the following internal control issues that KPMG considered to be material weaknesses (as defined under standards established by the American Institute of Certified Public Accountants):

•	a lack of suitable documentation or analysis of reserves for contingencies which consider the application of the “probable” and “reasonably estimable” criteria of Statement of Financial Accounting Standards (“FASB”) No. 5, “Accounting For Contingencies.”

•	a lack of suitable documentation or analysis to support the Company’s estimate of the percentage of wireless test system revenues which should be deferred for first year maintenance.

•	a failure to follow the subsequent event rules with respect to Company’s bonus accruals.

Comarco provided KPMG with a copy of this disclosure. Attached as Exhibit 16.1 is a copy of KPMG’s letter to the Securities and Exchange Commission, dated October 15, 2004, stating their agreement with the statements in this disclosure.

During the two most recent fiscal years ended January 31, 2004 and January 31, 2003 and the subsequent interim period prior to KPMG’s dismissal, Comarco did not consult with BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

16.1	Letter of KPMG LLP dated October 15, 2004, regarding change in certifying accountant

99.1	Press release of Comarco, Inc. dated September 27, 2004*

*	Previously filed

EXHIBIT LIST

Exhibit Number	Description

16.1	Letter of KPMG LLP dated October 15, 2004, regarding change in certifying accountant

99.1	Press release of Comarco, Inc. dated September 27, 2004 *

*	previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date: October 15, 2004	/s/ Daniel R. Lutz
(Signature)
Daniel R. Lutz Vice President and Chief Financial Officer